EXHIBIT 32
                                  CERTIFICATION

In connection with the Annual Report of Mobile Area Networks, Inc. (the "Company") on Form 10-KSB/A for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, George Wimbish, Chief Executive Officer and Jerald R. Hoeft, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Date:  September 29, 2008                   /s/  George Wimbish
                                            ------------------------------
                                                 George Wimbish
                                                 Chief Executive Officer

                                            /s/  Jerald R. Hoeft
                                            ------------------------------
                                                 Jerald R. Hoeft
                                                 Chief Financial Officer